STEIN ROE ADVISOR SELECT GROWTH & INCOME FUND
                            Class A,B,C and Z shares

               SUPPLEMENT TO PROSPECTUSES DATED NOVEMBER 22, 1999
                            ------------------------

The section of the prospectus entitled " Principal Investment Strategy" is replaced with the following:

Principal Investment Strategy Growth & Income Fund invests all of its assets in SR&F Growth & Income Portfolio as part of a master fund/feeder fund structure. The Portfolio invests primarily in common stocks of well-established companies having large-market capitalizations. The Portfolio may also invest in companies having midsized market capitalizations. The Portfolio may also invest up to 25% of its assets in foreign stocks. In selecting investments for the Fund, the advisor, uses a bottom-up, fundamental analysis to find well-managed businesses selling at very attractive valuations. The advisor focuses on the stocks of companies that have experienced management, broad, highly diversified product lines, deep financial resources, easy access to credit and a history of paying dividends.

The advisor may sell a portfolio holding if the security reaches the portfolio managers' price target or if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks. The advisor may also sell a portfolio holding to fund redemptions.

The following paragraph is added to section entitled Principal Investment Risks:

The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

The section entitled "Defining Capitalization" is replaced with the following:

DEFINING CAPITALIZATION

The section of the prospectus entitled "Defining Capitalization" is replaced with the following:

Defining Capitalization. A company's market capitalization is simply its stock price multiplied by the number of shares of stock it has issued and outstanding. In the financial markets, companies generally are sorted into one of three capitalization-based categories: large capitalization (large cap); medium capitalization (mid cap) or small capitalization (small cap). In defining a company's market capitalization, we use capitalization-based categories as they are defined by Morningstar, Inc.



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Morningstar  ranks stocks as follows:  the top 5% of the 5000  largest  domestic stocks in Morningstar's equity database are classified as large cap, the next 15% of the 5000 are classified as mid cap, and the remaining 80% (as well as companies that fall outside the largest 5000) are classified as small cap. As of June 30, 2000, large cap companies had market capitalizations greater than $10.5 billion, mid cap companies had market capitalizations between $1.7 and $10.5 billion, and small cap companies had market capitalizations less than $1.7 billion. These amounts are subject to change.


763-36/144C-0700                                    July 14, 2000